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                                                                    Exhibit 10.7














                               CROSS COUNTRY, INC.

                              AMENDED AND RESTATED

                             1999 STOCK OPTION PLAN
                       (EFFECTIVE AS OF OCTOBER 25, 2001)

















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                               CROSS COUNTRY, INC.

                           --------------------------

                              AMENDED AND RESTATED

                             1999 STOCK OPTION PLAN

                           --------------------------


                                   ARTICLE I

                                     PURPOSE

         The purpose of this Cross Country, Inc. Amended and Restated 1999 Stock Option Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees of and Consultants to the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders. The purpose of the Plan is also to enhance the profitability of the Company and value of the Company for the benefit of its stockholders by enabling the Company to offer non-employee directors of the Company stock-based incentives in the Company.

                                   ARTICLE II

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

         2.2 "Award" means any award under this Plan of a Stock Option.

         2.3 "Board" means the Board of Directors of the Company.

         2.4 "Cause" means, with respect to a Participant's Termination: (i) in the case where there is no employment agreement, consulting agreement, change in control

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agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. Notwithstanding the foregoing, a Participant shall be deemed to be terminated for "cause" if the Participant: (i) breaches the terms of any agreement between the Company and the Participant including, without limitation, an employment agreement or non-competition agreement or (ii) discloses to anyone outside the Company or its Affiliates, or uses in other than the Company's or its Affiliate's business, without written authorization from the Company, any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by the Participant prior to the Participant's Termination. Notwithstanding the foregoing, with respect to a non-employee director's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

         2.5 "CEP" means Charterhouse Equity Partners III, L.P., and its successors.

         2.6 "Change in Control" has the meaning set forth in Article VIII.

         2.7 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

         2.8 "Committee" means (i) with respect to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of 2 or more non-employee directors each of whom shall be a non-employee director as defined in Rule 16b-3 under the Exchange Act and an outside director as defined under
Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and (ii) with respect to the application of this Plan to non-employee directors, the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.



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         2.9 "Common Stock" means the Common Stock, $.0001 par value per share, of the Company.

         2.10 "Company" means Cross Country, Inc., a Delaware corporation, and its successors.

         2.11 "Consultant" means any advisor or consultant to the Company or its Affiliates.

         2.12 "Disability" means a disability which would qualify as such under the Company's long-term disability plan. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

         2.13 "Effective Date" means the effective date of this Plan as defined in Article XIII.

         2.14 "Eligible Employee" means each employee of the Company or an Affiliate.

         2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

         2.16 "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc.; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

         2.17 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.



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         2.18 "MSDWCP" means a representative of Morgan Stanley Dean Witter
Capital Partners IV, L.P. and its affiliated funds, and their respective successors.

         2.19 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.20 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.21 "Participant" means any Eligible Employee or Consultant to whom a Stock Option has been awarded under this Plan. Effective as of October 25, 2001, non-employee directors shall be Participants for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article X.

         2.22 "Plan" means this Cross Country, Inc. Amended and Restated 1999 Stock Option Plan, as amended from time to time.

         2.23 "Retirement" means a Termination of Employment or Termination of Consultancy without Cause by a Participant on or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

         2.24 "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

         2.25 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or non-employee directors pursuant to Article X.

         2.26 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.27 "Substitute Options" means Stock Options issued in assumption of or substitution for stock options issued by a company acquired by the Company or with which the Company combines.

         2.28 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

         2.29 "Termination" means a Termination of Consultancy or Termination of Employment, as the case may be.



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         2.30 "Termination of Consultancy" means (i) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (ii) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee. The Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

         2.31 "Termination of Directorship" means, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company. In the event that a non-employee director becomes an Eligible Employee or Consultant upon his termination of directorship, the Board, in its sole and absolute discretion, may determine that no Termination of Directorship shall be deemed to occur until such time as such non-employee director is no longer an Eligible Employee or Consultant. The Committee may otherwise define Termination of Directorship in the Award agreement or, if no rights of a non-employee director are reduced, may otherwise define Termination of Directorship thereafter.

         2.32 "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

         2.33 "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and "Transferred" has a correlative meaning.

                                  ARTICLE III

                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

         3.2 GRANTS OF AWARDS. The Committee shall have full authority to grant Stock Options to Eligible Employees and Consultants pursuant to the terms of this Plan. All



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Stock Options shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. All authorities granted to the Committee under this Section 3.2 with respect to awards to Eligible Employees and Consultants shall be exercised by the Board with respect to awards to non-employee directors. In particular, the Committee shall have the authority:

                  (a) to select from among those persons recommended by the President of the Company the Eligible Employees and Consultants to whom Stock Options may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees or Consultants after receipt of a recommendation by the President of the Company;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Stock Option granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or restricted stock under Section 6.3(d);

                  (f) to determine whether, to what extent and under what circumstances to provide loans to Eligible Employees and Consultants in order to exercise Stock Options under this Plan;

                  (g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

                  (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Stock Option, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

                  (i) to modify, extend or renew an Award, subject to Article IX herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the


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         applicable accounting rules, the exercise price of a Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

         3.3 GUIDELINES. Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Stock Option issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such foreign jurisdictions. No action may be taken pursuant to this Section 3.3 unless any such action would be permitted under the applicable provisions of Rule 16b-3 under the Exchange Act (if any) and the applicable provisions of Section 162(m) of the Code (if any). If and to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 under the Exchange Act and shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5 PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.6 DESIGNATION OF CONSULTANTS/LIABILITY.



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                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph
         (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Stock Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Stock Option granted to him or her under this Plan.

                                   ARTICLE IV

                           SHARE AND OTHER LIMITATIONS

         4.1 SHARES.

         The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Stock Options may be granted shall not exceed 2,145,515(1) shares of Common Stock (subject to any increase or

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(1) Note, this number reflects the stock split that occurred on August 23, 2001.


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decrease pursuant to Section 4.2) which may be either authorized and unissued
Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Stock Option granted under this Plan other than a Substitute Option expires, terminates or is forfeited for any reason other than by reason of its exercise, the number of shares of Common Stock underlying such unexercised or forfeited Stock Option shall again be available for the purposes of Awards under this Plan.

         In the event Substitute Options are granted pursuant to Section 5.4, the Committee may increase the aggregate number of shares of Common Stock available under the Plan for Non-Qualified Stock Options by the number of shares of Common Stock subject to such Substitute Options. The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

         In determining the number of shares of Common Stock available for Non-Qualified Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Non-Qualified Stock Options under this Plan. The maximum number of shares of Common Stock subject to any Stock Option which may be granted under this Plan during any calendar year to each Participant shall not exceed 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2).

         4.2 CHANGES.

                  (a) The existence of this Plan and the Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.

                  (b) In the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing, then the Committee may take such action, if any, with respect to the Plan and


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         outstanding Stock Options, as it may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, including, without limitation, adjustment of the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under this Plan and the purchase price thereof. Any such action or adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this
         Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class of the Company, any subdivision or consolidation of shares of stock of any class of the Company, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class of the Company, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

         4.3 MINIMUM PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V

                                   ELIGIBILITY

         5.1 NON-QUALIFIED STOCK OPTIONS. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options. Eligibility for the grant of a Non-Qualified Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

         5.2 INCENTIVE STOCK OPTIONS. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.


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         5.3 GENERAL REQUIREMENT. The vesting and exercise of Options granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

         5.4 SUBSTITUTE OPTIONS. Substitute Options may be granted by the Committee in its sole discretion to holders of stock options issued by a company acquired by the Company or with which the Company combines.

         5.5 NON-EMPLOYEE DIRECTORS. Non-employee directors of the Company are only eligible to receive awards of Stock Options in accordance with Article X of the Plan.

                                   ARTICLE VI

                                  STOCK OPTIONS

         6.1 STOCK OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

         6.2 GRANTS. Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non- Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

         6.3 TERMS OF STOCK OPTIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) EXERCISE PRICE. The exercise price per share of Common Stock shall be determined by the Committee, but, except in the case of Substitute Options, shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock.

                  (b) STOCK OPTION TERM. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable


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         more than 10 years after the date such Stock Option is granted; and
         further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

                  (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                  (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-

         Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  (f) FORM, MODIFICATION, EXTENSION AND RENEWAL OF STOCK OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

                  (g) DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

                                  ARTICLE VII

                     NON-TRANSFERABILITY AND TERMINATION OF
                             EMPLOYMENT/CONSULTANCY

         7.1 NON-TRANSFERABILITY. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Stock Option shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Stock Option shall be void, and no such Stock Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Stock Option, nor shall it be subject to attachment or legal process for or against such person.

         Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 7.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement. Any shares of Common Stock acquired upon the exercise of a Stock Option by a permissible transferee of a Stock Option shall be subject to the terms of this Plan and the Stock Option agreement. For purposes of this Section 7.1, the term "Family

Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined under the Securities Act or Securities Act Form S-8.

         7.2 TERMINATION OF EMPLOYMENT AND TERMINATION OF CONSULTANCY. The following rules apply with regard to the Termination of a Participant. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                  (a) TERMINATION BY REASON OF DEATH, DISABILITY OR RETIREMENT. If a Participant's Termination is by reason of death, Disability or Retirement, all Stock Options held by such Participant which are exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

                  (b) INVOLUNTARY TERMINATION WITHOUT CAUSE. If a Participant's Termination is by involuntary termination without Cause, all Stock Options held by such Participant which are exercisable at the time of such Termination, may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

                  (c) VOLUNTARY TERMINATION. If a Participant's Termination is voluntary (other than a voluntary termination described in Section 7.2(d)(ii) below), all Stock Options held by such Participant which are exercisable at the time of such Termination, may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

                  (d) TERMINATION FOR CAUSE. If a Participant's Termination (i) is for Cause or (ii) is a voluntary termination (as provided in subsection (c) above) at any time after an event which would be grounds for a Termination for Cause, all Stock Options held by such Participant shall thereupon terminate and expire as of the date of such Termination.

                                  ARTICLE VIII

                          CHANGE IN CONTROL PROVISIONS

         8.1 BENEFITS. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of a Stock Option, the Participant shall be entitled to the following benefits:

                  (a) Except to the extent provided in the applicable Stock Option agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), Stock Options granted and not previously exercisable shall become exercisable upon a Change in Control, subject to subsection 8.1(b).

                  (b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith, that the Stock Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

                           (i) the Alternative Option must provide such
                  Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

                           (ii) the Alternative Option must substantially comply
                  and in the case of an Incentive Stock Option, must comply with the requirements of Treasury Regulation ss. 1.425-1 (and any amendments thereto), except that the Alternative Option need not be an Incentive Stock Option.

                  (c) If the Company and the other party to a transaction constituting a Change in Control agree that such transaction shall be treated as a "pooling of interests" for financial reporting purposes, and if the transaction is in fact so treated, then the acceleration of exercisability, vesting or lapse of the applicable Restriction Period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude "pooling of interests" accounting.

         8.2 CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

                  (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than CEP, MSDWCP, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                  (b) during any period of 2 consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                  (c) a merger or consolidation of the Company or a Subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 35% of the combined voting power of the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation; or

                  (d) upon the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

         8.3 INITIAL PUBLIC OFFERING NOT A CHANGE IN CONTROL. For purposes of the Plan, an initial public offering of the Common Stock of the Company shall not be deemed to be a Change in Control.

                                   ARTICLE IX

                        TERMINATION OR AMENDMENT OF PLAN

         Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant. In no event may this Plan be amended without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, by the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) decrease the minimum exercise price of any Stock Option; (iii) increase the maximum individual Participant limitations for a calendar year under Section 4.1; (iv) change the classification of employees, Consultants and non-employee directors eligible to receive Stock Options under this Plan; or (v) any other amendment that would require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code or, with regard to Incentive Stock Options,
Section 422 of the Code or with the rules of any exchange or system on which the Company's securities are listed or traded.

         The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE X

                              NON-EMPLOYEE DIRECTOR
                               STOCK OPTION GRANTS

         10.1 STOCK OPTIONS. The terms of this Article X shall apply only to Stock Options granted to non-employee directors.

         10.2 GRANTS. The Board shall have the authority to grant Stock Options to each Non-Employee Director in accordance with the following provisions:

                  (a) Stock Options to purchase up to a maximum of 100,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board; and

                  (b) In addition to Stock Options granted pursuant to (a) above, Stock Options to purchase up to a maximum of 100,000 shares of Common Stock as of the first day of the month following the annual meeting of the shareholders of the Company, provided he or she has not, as of such day, experienced a Termination of Directorship, other than in the year the Non-Employee Director receives a grant of Stock Options pursuant to (a) above.

         10.3 NON-QUALIFIED STOCK OPTIONS. Stock Options granted under this
Article X shall be Non-Qualified Stock Options.

         10.4 TERMS OF STOCK OPTIONS. Stock Options granted under this Article X shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                  (a) STOCK OPTION PRICE. The exercise price per share of Common Stock shall be determined by the Board at the time of grant.

                  (b) STOCK OPTION TERM. The term of each Stock Option shall be 10 years.

                  (c) EXERCISABILITY. Except as otherwise provided herein, twenty-five percent (25%) of any Option granted under this Article X shall be exercisable on or after each of the four anniversaries following the date of grant.

                  (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Board specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions that may be acceptable tot he Board (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

                  (e) FORM, MODIFICATION, EXTENSION AND RENEWAL OF STOCK OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

         10.5 TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Stock Options upon the Termination of Directorship:

                  (a) TERMINATION OF DIRECTORSHIP BY REASON OF DEATH, DISABILITY, RETIREMENT OR OTHERWISE. If a Participant's Termination of Directorship is by reason of death, Disability, Retirement or otherwise (other than for Cause), all Stock Options held by such Participant which are exercisable at the time of the Participant's Termination of Directorship may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

                  (b) CANCELLATION OF OPTIONS. Except as provided in (a) above, no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. If a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

         10.6 ACCELERATION OF EXERCISABILITY. All Stock Options granted to non-employee directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined herein). For this purpose, a "Change in Control" shall have the meaning set forth in Section 8.2.

         10.7 CHANGES. The Awards to a non-employee director shall be subject to Sections 4.2 of the Plan.

                                   ARTICLE XI

                                  UNFUNDED PLAN

         11.1 UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                  ARTICLE XII

                               GENERAL PROVISIONS

         12.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

         All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         12.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         12.3 NO RIGHT TO EMPLOYMENT/CONSULTANCY. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his employment or consultancy at any time.

         12.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

         Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         12.5 LISTING AND OTHER CONDITIONS.

                  (a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to a Stock Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to a Stock Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Stock Option, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this
         Section 12.5, a Stock Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

                  (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

         12.6 STOCKHOLDERS AGREEMENT. As a condition to the receipt of shares of Common Stock pursuant to a Stock Option under this Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder's agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, the right of the Company to purchase Common Stock in accordance with this Plan and such other terms as the Board or Committee shall from time to time establish. Such stockholder's agreement shall apply to all Common Stock acquired under the Plan.

         12.7 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         12.8 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         12.9 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         12.10 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         12.11 NO RIGHT TO SAME BENEFITS. The provisions of Stock Options need not be the same with respect to each Participant, and such Stock Options to individual Participants need not be the same in subsequent years.

         12.12 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

         12.13 SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

         12.14 SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         12.15 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

         12.16 SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of

Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

                                  ARTICLE XIII

                             EFFECTIVE DATE OF PLAN

         13.1 The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware, or such later date as provided in the adopting resolution.

                                  ARTICLE XIV

                                  TERM OF PLAN

         14.1 No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Stock Options granted prior to such tenth anniversary may, and the Committee's authority to administer the terms of such Options shall, extend beyond that date.